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           VA Plus - Exhibit 13 Calculation of Performance Information



                                   Federated         Federated     Federated High    Fidelity VIP   Fidelity VIP II    Fidelity VIP
                                    Prime Money         Utility        Income Bond        Equity-      Asset Portfolio  II Index 500
                                      Fund II           Fund II          Fund II      Income Portfolio      Manager        Portfolio
1 Year with No Surrender                0.0231          -0.1052          -0.1059           0.0661           -0.0557         -0.1087
3 Year with Surrender                   0.0067          -0.0196          -0.0535           0.0517            0.0345           0.084
5 Year with Surrender                   0.0162           0.0571           0.0178           0.1097             0.086          0.1547
10 Year with Surrender                     N/A              N/A              N/A           0.1541             0.101             N/A
Since Inception with
Surrender                               0.0195           0.0663           0.0332           0.1151            0.0936          0.1503
3 Year with No Surrender                 0.026           0.0008          -0.0317           0.0695            0.0529          0.1007


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5 Year with No Surrender                0.0254            0.065            0.027           0.1162            0.0931          0.1603
10 Year with No
Surrender                                  N/A              N/A              N/A           0.1541             0.101             N/A
Since Inception with No
Surrender                                0.024           0.0699           0.0374           0.1151            0.0936          0.1503
Unit Value as of 12/31/00            11.765466        16.238443        13.108295        48.982266         28.395614       32.871626
Unit Value as of 12/31/99          11.46588669      18.08663862      14.61166041      45.81682666       29.97479265     36.75623072
Fund Inception Date                   11/21/94         02/10/94         03/01/94         10/09/86          09/06/89        08/27/92



                                                   Alger American                                           Alger
                                 Fidelity VIP II       Small              Alger       Alger American       American     MFS Emerging
                                    Contrafund     Capitalization       American        MidCap Growth      Leveraged         Growth
                                     Portfolio        Portfolio      Growth Portfolio    Portfolio     AllCap Portfolio      Series
1 Year with No Surrender               -0.0823          -0.2851          -0.1626           0.0736           -0.2618         -0.2103
3 Year with Surrender                   0.1118            0.028           0.1562           0.1993            0.2495           0.206
5 Year with Surrender                    0.153           0.0433           0.1669           0.1677            0.2066          0.1965
10 Year with Surrender                     N/A           0.1168           0.1847              N/A               N/A             N/A
Since Inception with
Surrender                               0.1884           0.1406           0.1741           0.2057            0.2846          0.2139
3 Year with No Surrender                0.1278           0.0466            0.171            0.213            0.2622          0.2196
5 Year with No Surrender                0.1586           0.0516           0.1722            0.173            0.2113          0.2014
10 Year with No
Surrender                                  N/A           0.1168           0.1847              N/A               N/A             N/A
Since Inception with No
Surrender                               0.1924           0.1406           0.1741           0.2057            0.2876          0.2176
Unit Value as of 12/31/00            29.144713        51.912594        70.488972        42.737835         45.420457       29.571682
Unit Value as of 12/31/99          31.65331586      72.31580024      83.87962011      39.69704645       61.27900154     37.30398501
Fund Inception Date                   01/03/95         09/21/88         01/09/89         05/03/93          01/25/95        07/24/95


                                                                                                                            Van Eck
                                          MFS          MFS Growth        MFS Total  First Eagle SoGen       Van Eck        Worldwide
                                      Research        With Income         Return         Overseas      Worldwide Hard      Emerging
                                       Series            Series           Series      Variable Fund      Assets Fund        Markets
1 Year with No Surrender               -0.0648          -0.0184            0.141           0.0536            0.0955         -0.4298
3 Year with Surrender                   0.0983           0.0564           0.0678           0.1324           -0.0626         -0.1259
5 Year with Surrender                   0.1395           0.1353           0.1072              N/A           -0.0119         -0.0587
10 Year with Surrender                     N/A              N/A              N/A              N/A            0.0399             N/A
Since Inception with
Surrender                               0.1481           0.1433           0.1312           0.0839            0.0268          -0.058
3 Year with No Surrender                0.1147            0.074            0.085           0.1478           -0.0404         -0.1004
5 Year with No Surrender                0.1453           0.1413           0.1138              N/A           -0.0017         -0.0463
10 Year with No
Surrender                                  N/A              N/A              N/A              N/A            0.0399             N/A
Since Inception with No
Surrender                               0.1527           0.1479            0.136           0.1006            0.0268         -0.0481
Unit Value as of 12/31/00            21.956857        20.856034        21.814735        14.700158         13.948634        7.930349


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Unit Value as of 12/31/99          23.40249805      21.18200894      19.06889093      13.91268507       12.69804557     13.83484992
Fund Inception Date                   07/26/95         10/09/95         01/03/95         02/03/97          09/01/89        12/21/95

                                                                                                                         Janus Aspen
                                    Janus Aspen      Janus Aspen        Janus Aspen     Janus Aspen      Janus Aspen      Worldwide
                                     Capital            Growth          Balanced    Flexible Income   International Growth  Growth
                           Appreciation, Inst.   Portfolio, Inst. Portfolio, Inst.Portfolio, Inst. Portfolio, Inst. Portfolio, Inst.
1 Year with No Surrender               -0.1963          -0.1604          -0.0394           0.0447           -0.1741         -0.1715
3 Year with Surrender                   0.2592           0.1517           0.1504           0.0195            0.1815          0.1796
5 Year with Surrender                      N/A            0.169           0.1623           0.0491            0.2096          0.2053
10 Year with Surrender                     N/A              N/A              N/A              N/A               N/A             N/A
Since Inception with
Surrender                               0.2821           0.1611           0.1525           0.0638            0.1812          0.2027
3 Year with No Surrender                0.2717           0.1666           0.1653           0.0383            0.1956          0.1938
5 Year with No Surrender                   N/A           0.1743           0.1677           0.0572            0.2143            0.21
10 Year with No
Surrender                                  N/A              N/A              N/A              N/A               N/A             N/A
Since Inception with No
Surrender                               0.2942           0.1611           0.1525           0.0638            0.1834          0.2027
Unit Value as of 12/31/00            25.974993        30.317913         28.72717        16.031582         31.252038       39.169639
Unit Value as of 12/31/99           32.1974398      35.98328489      29.81124627      15.30126543       37.70520927     47.10567257
Fund Inception Date                   05/01/97         09/13/93         09/13/93         09/13/93          05/02/94        09/13/93



                                                                                                          Janus Aspen   Janus Aspen
                                      Janus Aspen      Janus Aspen     Janus Aspen       Janus Aspen     International    Worldwide
                                        Capital         Growth           Balanced       Flexible Income     Growth         Growth
                            Appreciation, Serv.  Portfolio, Serv. Portfolio, Serv. Portfolio, Serv Portfolio, Serv. Portfolio, Serv.
1 Year with No Surrender               -0.1988          -0.1629          -0.0419           0.0422           -0.1766          -0.174
3 Year with Surrender                   0.2567           0.1492           0.1479            0.017             0.179          0.1771
5 Year with Surrender                      N/A           0.1665           0.1598           0.0466            0.2071          0.2028
10 Year with Surrender                     N/A              N/A              N/A              N/A               N/A             N/A
Since Inception with
Surrender                               0.2796           0.1586             0.15           0.0613            0.1787          0.2002
3 Year with No Surrender                0.2692           0.1641           0.1628           0.0358            0.1931          0.1913
5 Year with No Surrender                   N/A           0.1718           0.1652           0.0547            0.2118          0.2075
10 Year with No
Surrender                                  N/A              N/A              N/A              N/A               N/A             N/A
Since Inception with No
Surrender                               0.2917           0.1586             0.15           0.0613            0.1809          0.2002
Unit Value as of 12/31/00            25.974993        30.317913         28.72717        16.031582         31.252038       39.169639
Unit Value as of 12/31/99           32.1974398      35.98328489      29.81124627      15.30126543       37.70520927     47.10567257
Fund Inception Date                   05/01/97         09/13/93         09/13/93         09/13/93          05/02/94        09/13/93



                                                                                                         Templeton
                                                   Alliance Growth  American Century                  Developing Markets   Templeton


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                                Alliance Premier      and Income     Income & Growth  American Century    Securities        Asset
                                Growth Portfolio      Portfolio           Fund          Value Fund          Fund       Strategy Fund
1 Year with No Surrender               -0.1824           0.1171          -0.1216            0.162           -0.3365         -0.1653
3 Year with Surrender                   0.1417           0.1167           0.0663           0.0345           -0.1051         -0.0035
5 Year with Surrender                   0.1924           0.1704              N/A              N/A               N/A          0.0606
10 Year with Surrender                     N/A              N/A              N/A              N/A               N/A          0.1024
Since Inception with
Surrender                               0.1829           0.1336           0.0872           0.0977           -0.1533          0.0846
3 Year with No Surrender                0.1568           0.1325           0.0836           0.0528           -0.0808          0.0162
5 Year with No Surrender                0.1973           0.1757              N/A              N/A               N/A          0.0684
10 Year with No
Surrender                                  N/A              N/A              N/A              N/A               N/A          0.1024
Since Inception with No
Surrender                               0.1829           0.1336           0.1039            0.107           -0.1334          0.0846
Unit Value as of 12/31/00            42.717206        35.809458        13.798373        16.276547          5.094467       28.222732
Unit Value as of 12/31/99          52.05521576      31.96935307      15.65534698       13.9717732       7.643142596     33.69270248
Fund Inception Date                   06/26/92         01/14/91         10/30/97         05/01/96          03/04/96        08/24/88



                                                 Lazard Retirement   Morgan Stanley   Morgan Stanley
                                Lazard Retirement     Small Cap      International    Emerging Markets
                                Equity Portfolio       Portfolio    Magnum Portfolio  Equity Portfolio
1 Year with No Surrender               -0.0179           0.1905          -0.1397          -0.4036
3 Year with Surrender                      N/A           0.0356           0.0245           -0.073
5 Year with Surrender                      N/A              N/A              N/A              N/A
10 Year with Surrender                     N/A              N/A              N/A              N/A
Since Inception with
Surrender                               0.0201           0.0268           0.0276          -0.0592
3 Year with No Surrender                   N/A           0.0539           0.0432          -0.0503
5 Year with No Surrender                   N/A              N/A              N/A              N/A
10 Year with No
Surrender                                  N/A              N/A              N/A              N/A
Since Inception with No
Surrender                               0.0491           0.0454           0.0462          -0.0446
Unit Value as of 12/31/00            11.521804        11.610429        12.116807          8.34914
Unit Value as of 12/31/99          11.69551257      9.728037068      14.03524808      13.92919946
Fund Inception Date                   03/18/98         11/04/97         01/02/97         10/01/96

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